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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             _____________________


                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 1, 2000

                        Commission File Number 1-07149

                          Internet Law Library, Inc.
                (Exact name of Company as specified in charter)


           Delaware                                       82-0277987
(State or other jurisdiction of                         (IRS Employer
incorporation or organization)                       Identification No.)


     4301 Windfern Road, Suite 200, Houston, Texas        77041-8915
        (Address of principal executive offices)          (Zip Code)

                Registrant's telephone number:   (281) 600-6000


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Item 2.  Acquisition or Disposition of Assets

2A:  Compass Data Systems, Inc.

     On July 27, 2000, the Board of Directors of Internet Law Library, Inc. approved the purchase of a controlling interest of Compass Data Systems Inc., a private Nevada corporation, for up to $2.5 million in unregistered shares of Internet Law's common stock. Counsel for the sellers subsequently approved the form of a Stock Purchase Agreement to be entered into with certain individuals for the purchase of their stock. Certain final reviews and negotiations were concluded on August 17, 2000, and the definitive agreements were signed with each of the sellers effective as of October 1, 2000. Under the terms of the Stock Purchase Agreements, Internet Law is obligated to issue an aggregate of 1,676,105 unregistered shares of its common stock, valued at approximately $2.3 million, for approximately 63% of the total outstanding shares of the common stock of Compass Data Systems owned by Jeremiah Kane, John McHugh and Jack Ben Ezra. These issuances were made in reliance upon the Section 4(2) private placement exemption from registration. None of these sellers received registration rights for the Internet Law shares they received in this transaction.

     Compass Data Systems provides electronic information publishing services in a completely searchable infobase to a wide variety of industries and organizations. Compass Data Systems hosts an Internet site at www.compassdata.com. Using Internet and CD technology, clients can search through endless piles of paper on computer files in seconds. These infobases are quickly accessed through a hard drive, CD-ROM or over the Internet.

2B:  Venco Compliance, Inc.

     On September 28, 2000, the Board of Directors of the Company approved the purchase of all of the stock of Venco Compliance, Inc., a private Texas corporation, from Donald E. Tull and Cathryn V. Tull. Internet Law issued an aggregate of 100,000 unregistered shares of Internet Law's common stock at closing on October 1, 2000, valued then at $90,600. Internet Law will issue an additional 25,000 unregistered shares each to Donald Tull and Cathryn Tull in the future with the last issuance occurring in the year 2003. Venco Compliance has also entered into a consulting agreement with Cathryn Tull that pays her $72,000 per year for one year, with a renewal right for a one-year term on each anniversary of the agreement. In addition, Ms. Tull is eligible to receive a cash bonus based on Venco Compliance's revenues. These issuances were made in reliance upon the Section 4(2) private placement exemption from registration. Neither of the two sellers received registration rights for the Internet Law shares they received in this transaction.

     Venco Compliance is in the business of selling compliance and safety training and information to businesses such as dry cleaners and others that deal with hazardous chemicals, bio materials and other regulated substances.

Item 5:  Other Significant Events
Litigation:

     On October 3, 2000, the 11th District Court of Harris County, Texas, granted a partial
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summary judgment against ITIS, Inc., a subsidiary of Internet Law, in the pending case styled Loislaw.com, Inc., v. ITIS, Inc., National Law Library, Inc., and Internet Law Library, Inc., (Case No. 1999-45563). The partial summary judgment was with respect to the disputed retainage under the contract being litigated, in an approximate amount of $82,000. Loislaw.com's claim for attorney's fees was denied. Counsel for Internet Law has stated that the partial summary judgment will be timely appealed. At this juncture, written discovery has been completed, and depositions are continuing. The case is now set for trial in December 2000.

Item 7.  Financial Statements and Exhibits

     Audited financial statements for Compass Data Systems and Venco Compliance were not available as of the date of this report; however, audited financial statements will be filed pursuant to this Item within 60 days from October 16, 2000.

Exhibits
No.       Description
---       -----------

2.10 Stock Purchase Agreement by and between Internet Law and Jeremiah Kane, dated July 27, 2000, as amended by that amendment dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.10 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

2.11 Stock Purchase Agreement by and between Internet Law and John McHugh, dated July 27, 2000, as amended by that amendment dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.11 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

2.12 Stock Purchase Agreement by and between Internet Law and Jack Ben Ezra, dated July 27, 2000, as amended by that amendment dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.12 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

2.13 Stock Exchange Agreement by and among Internet Law and all of the shareholders of Venco Compliance, Inc., a Texas corporation, dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.13 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

10.17 Consulting Agreement by and between Venco Compliance, Inc. and Kathryn Tull d/b/a First Choice Consulting, dated October 1, 2000 (Incorporated by reference to Exhibit 10.17 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INTERNET LAW LIBRARY, INC.


Date:  October 18, 2000                     By:   /s/ Hunter M.A. Carr
                                               ------------------------------
                                                      Hunter M.A.Carr
                                                      President and
                                                      Chief Executive Officer
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                                 Exhibit Index


Exhibit
No.       Description
---       -----------

2.10 Stock Purchase Agreement by and between Internet Law and Jeremiah Kane, dated July 27, 2000, as amended by that amendment dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.10 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

2.11 Stock Purchase Agreement by and between Internet Law and John McHugh, dated July 27, 2000, as amended by that amendment dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.11 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

2.12 Stock Purchase Agreement by and between Internet Law and Jack Ben Ezra, dated July 27, 2000, as amended by that amendment dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.12 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

2.13 Stock Exchange Agreement by and among Internet Law and all of the shareholders of Venco Compliance, Inc., a Texas corporation, dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.13 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

10.17 Consulting Agreement by and between Venco Compliance, Inc. and Kathryn Tull d/b/a First Choice Consulting, dated October 1, 2000 (Incorporated by reference to Exhibit 10.17 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).